Exhibit 10.36

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT dated as of November 21, 2014 (this “Amendment”), is among MASTEC, INC., a Florida corporation (the “Company”), MASTEC NORTH AMERICA, INC., a Florida corporation (together with the Company, collectively, the “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer and a Lender, each of the other Lenders party hereto and each of the Subsidiary Guarantors party hereto.

RECITALS:

A.The Borrowers, the Lenders party thereto prior to the effectiveness of this Amendment (the “Existing Lenders”), the L/C Issuer and the Administrative Agent have entered into a Third Amended and Restated Credit Agreement dated as of August 22, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.Pursuant to Amendment No. 3 to Credit Agreement dated as of October 23, 2014 among the Borrowers, the Administrative Agent and Bank of America, in its capacity as a Lender, Bank of America made a $75,000,000 term loan to the Borrowers (such term loan, the “Existing Term Loan”).
C.The Company has advised the Administrative Agent and the Lenders that the Borrowers desire to amend the Existing Credit Agreement in order to provide for a new tranche of term loans in a principal amount of $250,000,000, the proceeds of which shall be used in part to repay in full the Existing Term Loan, and as further set forth herein.
D.In connection with this Amendment, the Borrowers have invited certain Persons to become Lenders (such Persons, the “Joining Lenders” and together with the Existing Lenders, collectively, the “Lenders”).
E.Subject to the terms and conditions set forth below, the parties hereto have agreed to so amend the Existing Credit Agreement and provide such tranche of term loans.
In furtherance of the foregoing, the parties agree as follows:

Section 1.    Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows (as so amended, the “Credit Agreement”):

This Amendment amends the Existing Credit Agreement on which all required Florida documentary stamp taxes were previously paid.  Accordingly, this Amendment is exempt from Florida documentary stamp taxes pursuant to 201.09 of the Florida Statutes.

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(a)    Each of the cover page and Section 9.08 is amended by replacing the reference to “Joint Book Managers” therein with “Joint Bookrunners”, and the definition of “Arrangers” in Section 1.02 is amended by replacing the reference to “book managers” therein with “bookrunners”.
(b)    Section 1.02 is amended by inserting, in the appropriate alphabetical order, the following new definitions:
“Amendment No. 4 Effective Date” means November 21, 2014.
“Net Cash Proceeds” means, with respect to any Prepayment Event, the excess, if any, of (a) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (b) the sum of (i) the principal amount of, and premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (ii) expenses incurred or reasonably expected to be incurred by the Company or any Restricted Subsidiary in connection with such transaction, (iii) taxes paid or reasonably estimated to be actually payable in connection with the relevant transaction and (iv) the amount of any reserve established in accordance with GAAP against any liabilities (other than taxes deducted pursuant to subclause (iii) above) associated with the assets that are the subject of such Prepayment Event; provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of such liability) shall constitute Net Cash Proceeds of a Prepayment Event occurring on the date of such reduction.
“Permitted Receivables Transaction” means a trade or accounts receivable financing transaction (excluding for the avoidance of doubt any securitization transaction) whereby the Company and/or one or more of its Subsidiaries sells, assigns, conveys or otherwise transfers Receivables to or for the benefit of one or more third parties; provided that (a) such transaction is made non-recourse to the Company and its Subsidiaries (subject to customary indemnification and repurchase obligations, including, but not limited to, those based on a breach of obligations under the relevant receivables purchase agreement or the agreement underlying any Receivables, incorrect or misleading representations and warranties, Receivables failing to meet any eligibility criteria, any failure by an insurer of Receivables to honor claims, title defects, illegality, false misleading or incomplete information, exclusion of cover under any insurance in respect of any Receivables, dilution, third party claims, or Receivables becoming subject to any asserted defense, dispute, off-set or counterclaim) and otherwise on terms customary for comparable “non-recourse” or “limited recourse” receivables purchase transactions in the good faith judgment of the Company, (b) such transaction does not provide for the sale, transfer, disposition or pledge of, or otherwise create any interest in, any asset other than the Receivables, and (c) the aggregate amount of Receivables sold, assigned, conveyed or otherwise transferred in any fiscal quarter shall not exceed (i) with respect to Receivables owing from AT&T Services

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Inc. and/or one or more of its Subsidiaries or affiliates, the greatest of (A) $500,000,000, (B) the highest quarterly revenue resulting from AT&T Services Inc. and its Subsidiaries and affiliates in any fiscal quarter occurring during the period of four consecutive fiscal quarters ending immediately prior to such fiscal quarter (adjusted on a pro forma basis for acquired businesses, it being understood that, for purposes of this calculation, any Person that becomes a Subsidiary or affiliate of AT&T Services Inc. during the fiscal quarter in which such calculation is made or during the period of four consecutive fiscal quarters ending immediately prior to such fiscal quarter shall be considered to have been a Subsidiary or affiliate of AT&T Services Inc. during the entire immediately preceding four fiscal quarter period) and (C) the quarterly revenue expected to result from AT&T Services Inc. and its Subsidiaries and affiliates during the then-current fiscal quarter as determined by the Company in good faith (adjusted on a pro forma basis for acquired businesses, it being understood that, for purposes of this determination, any Person that becomes or is reasonably expected to become a Subsidiary of affiliate of AT&T Services Inc. during the then-current fiscal quarter shall be considered to have been a Subsidiary or affiliate of AT&T Services Inc. since the commencement of such fiscal quarter) and (ii) with respect to all other Receivables, $100,000,000.
“Prepayment Event” means (a) any Disposition by the Company or any of its Restricted Subsidiaries of any property or asset pursuant to Section 7.05(g) or pursuant to any Disposition not permitted hereunder and (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Collateral for which the Company or any of its Restricted Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation (it being understood that any Disposition or other transaction that is permitted under any other provision of Section 7.05 other than clause (g) thereof shall not constitute a “Prepayment Event”).
“Receivables” means trade or accounts receivable of the Company or any of its Subsidiaries arising in the ordinary course of business, any proceeds thereof and any general intangibles, documents, instruments, records or other assets related thereto.
(c)    The definition of “Applicable Percentage” in Section 1.02 is amended by replacing each reference to “Amendment No. 3 Effective Date” therein with “Amendment No. 4 Effective Date”.
(d)    The definition of “Availability Period” in Section 1.02 is amended by inserting “with respect to such Facility” immediately after each reference to “Maturity Date” therein.
(e)    The definition of “Consolidated EBITDA” in Section 1.02 is amended by replacing the reference to “5%” therein with “10%”.
(f)    Clause (a)(ii) of the definition of “Eurocurrency Rate” in Section 1.02 is amended by replacing the reference to “on the date that is two (2) Business Days prior to” therein with “on the date of”.

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(g)    The definition of “Eurocurrency Rate” in Section 1.02 is further amended by (i) replacing each reference to “Reuters” therein with “Bloomberg” and (ii) inserting the following sentence to the end thereof:
Notwithstanding the foregoing, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(h)    The definition of “Foreign Finance Company Plan” in Section 1.02 is amended by inserting “latest” immediately prior to each reference to “Maturity Date” therein.
(i)    The definitions of “Interest Payment Date” and “Interest Period” in Section 1.02 are amended by inserting “of the Facility under which such Loan was made” immediately after each reference to “Maturity Date” therein.
(j)    The definitions of “Letter of Credit Expiration Date”, “Maturity Date”, “Responsible Officer” and “Total Outstandings” in Section 1.02 are amended and restated in their entirety as follows:
“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date of the Committed (USD) Facility then in effect (or, if such day is not a Business Day, the next preceding Business Day).
“Maturity Date” means (a) with respect to the Term Loan Facility, November 21 2019 and (b) with respect to the Committed (USD) Facility and the Committed (MC) Facility, October 29, 2018; provided, however, that, in either case, (i) if, on any day during the six (6) month period prior to the Senior Convertible Notes Maturity Date, Available Liquidity minus the outstanding principal amount of the Senior Convertible Notes, together with interest thereon, due during such six (6) month period (determined as of such date, and referred to herein as the “Remaining Liquidity”) is less than $50,000,000, the “Maturity Date” shall be the later of (x) such date of measurement and (y) the 92nd day prior to the Senior Convertible Notes Maturity Date (any such event, a “Springing Maturity Date”), except that, in the event that after the occurrence of a Springing Maturity Date but prior to such 92nd day, if the Remaining Liquidity is equal to or greater than $50,000,000 at any time during such interim period prior to such 92nd day (and for so long as such amount is maintained), the Springing Maturity Date shall not apply and (ii) if any “Maturity Date” or any “Springing Maturity Date”, as the case may be, is not a Business Day, such Maturity Date or Springing Maturity Date shall be the next preceding Business Day.
“Responsible Officer” means the chairman of the board of directors, the president, the chief executive officer, the chief financial officer, the chief operating officer, the corporate controller, the treasurer or the cash manager of, or in-house legal counsel to, a Loan Party, any other officer of a Loan Party so designated by any of the foregoing officers in a written notice to the Administrative Agent, solely for purposes of notices given pursuant to Article II, any other officer or employee of a Loan Party designated in or pursuant to an agreement between such Loan Party and the Administrative Agent, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary

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of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent reasonably requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent reasonably requested by the Administrative Agent, appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations; provided that, solely for purposes of the definition of “Available Liquidity”, Section 2.01(a), Section 2.01(b), Section 2.03(a)(i) and Section 2.04(b), the foregoing reference to “all Loans” shall be deemed to exclude all Term Loans.
(k)    The definition of “Term Loan Commitment” in Section 1.02 is amended by replacing the reference to “Amendment No. 3 Effective Date” therein with “Amendment No. 4 Effective Date.”
(l)    Section 1.10 is amended by replacing the reference to “5%” therein with “10%”.
(m)    Section 2.01(c) is amended by replacing the reference to “Amendment No. 3 Effective Date” therein with “Amendment No. 4 Effective Date”.
(n)    Section 2.03(j) is amended by inserting “of the Committed (USD) Facility” immediately after the reference to “Maturity Date” therein.
(o)    Section 2.05(a) is amended by adding the following sentence to the end thereof:
Each prepayment of Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof as the Borrowers may direct.
(p)    Section 2.05 is amended by adding the following new subsection (e) to the end thereof:
(e)    In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of the Company or any of its Restricted Subsidiaries in respect of any Prepayment Event, the Company shall within five (5) Business Days following receipt thereof prepay Term Loans in an aggregate amount equal to such Net Cash Proceeds; provided, however, that (i) if the Net Cash Proceeds received by the Company and its Restricted Subsidiaries in connection with any individual Prepayment Event do not exceed $2,500,000, the Company shall not be required to make any prepayment pursuant to this Section 2.05(e) in respect of such Prepayment Event, (ii) without regard to the amount of Net Cash Proceeds received in connection with any individual Prepayment Event, the Company shall not be required to make any prepayment pursuant to this Section 2.05(e) unless the aggregate Net Cash Proceeds received by the Company and its Restricted Subsidiaries during such fiscal year which have not been applied to prepay the Term Loans

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exceed $15,000,000 (it being understood that the Company’s prepayment requirement thereafter shall be limited to the Net Cash Proceeds in excess of that $15,000,000 limit) and (iii) unless an Event of Default shall have occurred and be continuing, at the election of the Company, all or any portion of such Net Cash Proceeds may, in lieu of being applied to prepay the Term Loans pursuant to this Section 2.05(e), be reinvested by the Company or such Restricted Subsidiary in assets useful in the operations of the Company or its Restricted Subsidiaries or applied to the repair or replacement of the property or asset in respect of which such Net Cash Proceeds were received so long as within 270 days (or 540 days, so long as during such initial 270-day period the Company or such Restricted Subsidiary has entered into a binding agreement to make such reinvestment, repair or replacement) after the receipt of such Net Cash Proceeds, such reinvestment, repair or replacement shall have been completed; and provided further, however, that any Net Cash Proceeds not subject to such definitive agreement at the end of such initial 270-day period or so applied to reinvestment, repair or replacement at the end of such 540-day period (or such initial 270-day period if a binding agreement to make such reinvestment, repair or replacement has not been made during such initial 270-day period) shall be applied within five (5) Business Days following the end of such period to the prepayment of the Term Loans as set forth in this Section 2.05(e). Notwithstanding the foregoing, if an Event of Default shall occur and be continuing after the Company or a Restricted Subsidiary has entered into a binding agreement to make any such reinvestment, repair or replacement within the initial 270-day period described above, then the Company or such Restricted Subsidiary shall be permitted to complete such reinvestment, repair or replacement within 30 days following such Event of Default, after which any Net Cash Proceeds not so applied to reinvestment, repair or replacement at the end of such 30-day period shall be applied within five (5) Business Days following the end of such period to the prepayment of the Term Loans as set forth in this Section 2.05(e). Each prepayment of Term Loans pursuant to this Section 2.05(e) shall be applied to the principal repayment installments thereof on a pro-rata basis.
(q)    Section 2.07 is amended and restated in its entirety as follows:
2.07    Repayment of Loans. (a) Each Borrower shall repay to the Committed (USD) Lenders on the Maturity Date for the Committed (USD) Facility the aggregate principal amount of Committed (USD) Loans made to such Borrower outstanding on such date.
(b)    Each Borrower shall repay to the Committed (MC) Lenders on the Maturity Date for the Committed (MC) Facility the aggregate principal amount of Committed (MC) Loans made to such Borrower outstanding on such date.
(c)    The Company shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date for the Committed (USD) Facility.
(d)    Beginning on March 31, 2016 and continuing on the last Business Day of each June, September, December and March thereafter, the Company shall repay to the

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Term Loan Lenders the aggregate principal amount of all Term Loans in quarterly principal installments of $3,125,000 (which principal amounts shall be reduced as a result of the application of prepayments in accordance with Section 2.05); provided, however, that the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date for the Term Loan Facility and in any event shall be in an amount equal to the aggregate principal amount of Term Loans made to the Company that remain outstanding on such date.
(r)    Section 2.15(a) is amended by (i) replacing each reference to “Amendment No. 2 Effective Date” therein with “Amendment No. 4 Effective Date” and (ii) amending and restating clause (x) in the proviso to the first sentence therein in its entirety as follows:
(x) after giving effect to any such addition, the aggregate amount of Additional Commitments that have been added pursuant to this Section 2.15 after the Amendment No. 4 Effective Date shall not exceed $250,000,000,
(s)    Section 2.15(b) is amended by inserting “latest” immediately prior to the reference to “Maturity Date” therein.
(t)    Section 2.15(c) is amended and restated in its entirety as follows:
(c)    Notices; Lender Elections. Each notice from the Company pursuant to this Section shall set forth the requested amount and proposed terms of the Additional Commitments. Additional Commitments (or any portion thereof) may be made by any existing Lender or by any other bank or financial institution that is an Eligible Assignee (any such bank or other financial institution providing any Additional Commitments, together with any existing Lenders providing any Additional Commitments, the “Additional Lenders”), in each case on terms permitted in this Section and otherwise on terms reasonably acceptable to the Administrative Agent; provided that any existing Lender approached to provide all or a portion of the Additional Commitments may elect or decline, in its sole discretion, to provide such Additional Commitments. At the time of the sending of such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each proposed Additional Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to such proposed Additional Lenders (or such shorter period agreed to by the Administrative Agent)). Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to provide an Additional Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable (USD) Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to provide an Additional Commitment; provided that if, within three Business Days following the date of delivery of notice to a Lender of a request to provide Additional Commitments, such Lender fails to notify the Administrative Agent that it requires additional time in order to obtain approvals necessary to provide such Additional Commitments, then such Lender may be deemed by the Company and the Administrative Agent to have declined to provide an Additional Commitment. The Administrative Agent shall notify the Company and each Lender of the Lenders’ responses

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to each request made hereunder. Any Eligible Assignee invited to become a Lender pursuant to this Section 2.15 shall do so pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(u)    The first sentence to Section 2.15(d) is amended and restated in its entirety as follows:
Commitments in respect of any Additional Commitments shall become Commitments under this Agreement pursuant to an amendment (an “Additional Commitments Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Company, the other Loan Parties (unless waived by the Additional Lenders party to such Additional Commitments Amendment), each Additional Lender and the Administrative Agent.
(v)    Clause (ii) of Section 2.15(f) is amended by adding the following clause immediately prior to the reference to “a certificate” therein:
unless waived by the Additional Lenders party to such Additional Commitments Amendment,
(w)    Section 3.01 is amended by adding the following new subsection (h) to the end thereof:
(h)    Treatment of Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 4 Effective Date, the Company and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Credit Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(x)    Section 3.04(b) is amended by inserting “and liquidity” immediately following the reference to “capital adequacy” in the first parenthetical therein.
(y)    Each of Section 6.01(c) and Section 7.03(j) is amended by inserting “latest” immediately prior to the reference to “Maturity Date” therein.
(z)    Section 6.02(a) is amended and restated in its entirety as follows:
(a)    concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), (i) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Company (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes) and (ii) a certificate of a Responsible Officer of the Company setting forth the details of any reinvestment, repair or replacement being made or completed pursuant to Section 2.05(e) during the relevant period;

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(aa)    Section 7.01(k) is amended and restated in its entirety as follows:
(k)    Liens solely on Receivables sold in a Permitted Receivables Transaction arising solely as a result of a judicial or arbitral re-characterization of such Permitted Receivables Transaction;
(bb)    Section 7.03 is amended by deleting the word “and” at the end of clause (p) thereof, making the existing clause (q) thereof a new clause (r) and inserting the following directly between such clause (p) and such new clause (r):
(q)    any repurchase or indemnification obligations arising as a result of any breach of any covenant or representation made as part of any Permitted Receivables Transaction; and
(cc)    Section 7.05(l) is amended and restated in its entirety as follows:
(l)    (i) the sale of past due accounts receivable in the ordinary course of business consistent with the practices of similarly situated companies and (ii) Dispositions made as part of a Permitted Receivables Transaction; and
(dd)    Section 8.01(a) is amended and restated in its entirety as follows:
(a)    Non-Payment. Any Borrower, or any other Loan Party fails to (i) pay when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan due on the final maturity date thereof or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, (ii) pay within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, any fee due hereunder, or any amount of principal of any Term Loan due on the dates specified in Section 2.07 (other than the final maturity date thereof), or (iii) pay within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or
(ee)    Clause (e) of Section 10.01 is amended and restated in its entirety as follows:
(e)    change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) Section 2.05 in a manner that would alter the order of application of any prepayments of Term Loans without the written consent of each Term Loan Lender;
(ff)    Section 10.17 is amended and restated in its entirety as follows:
10.17 Electronic Execution of Assignments and Certain Other Documents. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent or the keeping of records in electronic form, each of which shall be of the same

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legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, the L/C Issuer or such Lender pursuant to procedures approved by it and provided further that, without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.
(gg)    The existing Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto.
(hh)    The existing Exhibit D to the Credit Agreement is amended as necessary in order to match any amendments to the definition of Consolidated EBITDA or Section 1.10 contemplated by this Amendment.
Section 2.    Joinder of Joining Lenders; Revised Commitments and Applicable Percentages; Reallocation of Outstanding Loans.

(a)    By its execution of this Amendment, each Joining Lender hereby confirms and agrees that, on and after the Amendment Effective Date (as defined below), it shall be and become a party to the Credit Agreement as a Lender, and shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with the Commitments applicable to such Lender identified on Schedule 2.01 attached hereto. Each Joining Lender further (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it is sophisticated with respect to decisions to acquire assets of the type presented by its Commitments and either it, or the Person exercising discretion in making its decision to acquire such asset, is experienced in acquiring assets of such type, (C) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment (and thereby become a Lender) and to acquire such asset, (D) it has independently and without reliance upon the Administrative Agent or any Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment (and thereby become a Lender) and to purchase such asset, (E) it meets all the requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement) and (F) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, has been duly completed and executed by

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such Joining Lender and delivered to the Administrative Agent, and (ii) agrees that (A) it will, independently and without reliance upon the Administrative Agent or any Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. On and after the Amendment Effective Date, all references to the “Lenders” in the Credit Agreement shall be deemed to include the Joining Lenders.

(b)    On the Amendment Effective Date, (i) the Commitments and Applicable Percentages of each Lender with respect to each Facility will be as set forth on Schedule 2.01 attached hereto and (ii) any outstanding Loans shall be reallocated among the Lenders in accordance with their respective Applicable Percentages set forth on Schedule 2.01 attached hereto and the requisite assignments shall be deemed to be made in such amounts among the Lenders party hereto to the extent necessary to make such reallocation, with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions, but without the payment of any related assignment fee.

(c)    Notwithstanding anything to the contrary in the Credit Agreement, (i) no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with any assignments (all of which requirements are hereby waived) necessary to achieve the allocations of Commitments and Applicable Percentages set forth on Schedule 2.01 attached hereto and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption and (ii) the reallocation of Loans contemplated by Section 2(b) above shall not give rise to any obligation of any Borrower to make any payment under Section 3.05 of the Existing Credit Agreement or Section 3.05 of the Credit Agreement. On the Amendment Effective Date, the applicable Lenders shall make full cash settlement with one another, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments, such that after giving effect to such settlements each Lender shall have funded its Applicable Percentage of the Outstanding Amount of all Loans.

Section 3.    Conditions Precedent. The parties hereto agree that this Amendment shall be effective as of the date first set forth above (such date, the “Amendment Effective Date”) upon the satisfaction of each of the following conditions precedent:

(a)     Documentation. The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (including “PDF” and “TIFF” files) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

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(i)    a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Subsidiary Guarantors, the Administrative Agent, the L/C Issuer and the Lenders;
(ii)    a Note executed by each Borrower in favor of each Joining Lender requesting a Note at least two (2) Business Days prior to the Amendment Effective Date;

(iii)     such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing (A) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (B) the approval of such Loan Party to this Amendment and the Term Loan Facility provided hereunder;

(iv)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(v)    a favorable opinion of counsel to the Loan Parties, and such local counsel to the Loan Parties as the Administrative Agent shall request, in each case addressed to the Administrative Agent, on behalf of itself, each Lender and the L/C Issuer, as to such customary matters concerning such Loan Parties, this Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request;
(vi)    a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of this Amendment, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; and

(vii)    a certificate signed by a Responsible Officer of the Company certifying (A) a calculation of the Senior Notes Indenture Secured Debt Cap as of September 30, 2014, (B) that the Loan Party EBITDA for the period of four consecutive fiscal quarters of the Company ending September 30, 2014 represents at least 70% of Adjusted Consolidated EBITDA for such period (including the amount and percentage of Adjusted Consolidated EBITDA contributed by each Loan Party for such period) and (C) that there is no Subsidiary that would constitute a Material Subsidiary as of the end of the period of four consecutive fiscal quarters of the Company ending September 30, 2014 that is not a Loan Party as of the Amendment Effective Date.

(b)    Fees. Any fees required to be paid on or before the Amendment Effective Date in connection with this Amendment shall have been paid.

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(c)    Legal Fees and Expenses. Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent and provided further that the Company shall not be required under this subsection (c) to pay the fees and expenses of (i) more than one principal outside counsel for the Administrative Agent, (ii) more than one outside counsel acting as regulatory counsel for the Administrative Agent or (iii) more than a single local counsel for the Administrative Agent in any relevant jurisdiction as reasonably determined by the Administrative Agent (and which may include a single local counsel acting in multiple jurisdictions)).

(d)    Repayment of Existing Term Loan. The Administrative Agent shall have received, concurrently with the closing of this Amendment, payment of all outstanding principal in respect of the Existing Term Loan and all unpaid and accrued interest thereon.
Section 4.    Representations And Warranties.

(a)    In order to induce the Administrative Agent, the Lenders and the L/C Issuer, to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent, the Lenders and the L/C Issuer as follows:

(i)    The representations and warranties of (A) each Borrower contained in Article V of the Credit Agreement and (B) each Loan Party contained in each other Loan Document are true and correct in all material respects on and as of the date hereof, except that (x) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects, (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects as of such earlier date), and (z) for purposes of this Amendment, the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement, as applicable.

(ii)    Since December 31, 2013, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

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(iii)    No Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment (including the making of the Term Loans on the date hereof after giving effect to the application of the proceeds thereof and the application of the proceeds thereof).

(iv)    This Amendment has been duly authorized by all necessary corporate or other organizational action of such Borrower and duly executed and delivered by it, and constitutes its legal, valid and binding obligation, except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws.

(v)    No consents, licenses or approvals are required in connection with (A) the execution, delivery and performance by each Borrower and the validity against each Borrower of this Amendment or (B) the performance by, or validity against, any Loan Party of any Loan Document (after giving effect to this Amendment), in each case except those which have been obtained.

(b)    In order to induce the Administrative Agent, the Lenders and the L/C Issuer to enter into this Amendment, each Subsidiary Guarantor represents and warrants to the Administrative Agent, the Lenders and the L/C Issuer that this Amendment has been duly authorized by all necessary corporate or other organizational action of such Subsidiary Guarantor and duly executed and delivered by it, and constitutes its legal, valid and binding obligation, except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws.

Section 5.    Miscellaneous.

(a)    Ratification and Confirmation of Loan Documents. Each Borrower and each Subsidiary Guarantor hereby consents to, acknowledges and agrees to the amendments and agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party other than Loan Documents which have been terminated or have expired pursuant to the terms of such Loan Document (including, without limitation, the continuation of such Person’s payment and performance obligations thereunder and the continuation and extension of the liens and security interests granted thereunder, in each case upon and after the effectiveness of this Amendment and the amendments and agreements contemplated hereby, including, without limitation, the increase of the obligations for which such Person provides a guarantee and collateral security, as applicable) and the enforceability of each such Loan Document against such Person in accordance with its terms, except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws. The waivers contained in Section 2(c) hereof with respect to certain requirements relating to assignments and reallocations of Commitments, Loans and Applicable Percentages in connection with this Amendment, are given for the limited purpose set forth herein and do not constitute a waiver of any other provision of, or any right, power or remedy under, the Credit Agreement.

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(b)    Fees and Expenses. The Company shall pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent (subject to the limitations set forth in Section 10.04(a) of the Credit Agreement).

(c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law that would require the application of the laws of another jurisdiction, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g)    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

MASTEC, INC.
MASTEC NORTH AMERICA, INC.

By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:     Chief Operating Officer

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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SUBSIDIARY GUARANTORS:

MASTEC RENEWABLES CONSTRUCTION
COMPANY, INC.
THREE PHASE LINE CONSTRUCTION, INC.
WANZEK CONSTRUCTION, INC.
OPTIMA NETWORK SERVICES, INC.
POWER PARTNERS MASTEC, INC.
MASTEC RESIDENTIAL SERVICES, LLC
CAM COMMUNICATIONS, INC.
POWER PARTNERS MASTEC, LLC
THREE PHASE ACQUISITION CORP.
DYNAMIC TOWER SERVICES, INC.
DATA CELL SYSTEMS, INC.
ENERGY ERECTORS, INC.
DYNIS LLC
DYNIS TOWER SOLUTIONS, LLC
MASTEC ETS SERVICE COMPANY, LLC
MASTEC NETWORK SOLUTIONS, INC.
OPTIMUM TOTAL SOURCE, LLC
WESTOWER COMMUNICATIONS, INC.
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:     President
MASTEC NETWORK SOLUTIONS, LLC
ENERGY ENVIRONMENTAL GROUP, INC.
T&D POWER, INC.
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:     Executive Vice President
PRECISION PIPELINE LLC
PRECISION TRANSPORT COMPANY, LLC
PUMPCO, INC.
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:     Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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EC SOURCE SERVICES, LLC
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:     Executive Vice President and Secretary
PRECISION ACQUISITION, LLC
By: /s/ Robert E. Apple
Name:     Robert E. Apple

Title:	Chief Operating Officer of MasTec, Inc.,
the sole member of Precision Acquisition,
LLC
EC SOURCE AVIATION, LLC
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:     Executive Vice President and Secretary of
EC Source Services, LLC, the sole member
of EC Source Aviation, LLC
GO GREEN SERVICES, LLC
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:     Initial Manager
BOTTOM LINE SERVICES, LLC
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:     Investor Manager
MASTEC WIRELESS SERVICES, LLC
By: /s/ George Pita
Name: George Pita
Title:     Executive Vice President and Chief
    Financial Officer

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent
By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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LENDERS:
BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Jean M. Bell
Name:     Jean M. Bell
Title:     Senior Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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SUNTRUST BANK, as a Lender and Co-Syndication Agent
By: /s/ James Spaulding
Name:     James Spaulding
Title:     FVP

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and Co-Syndication Agent
By: /s/ Janani Sharma
Name:     Janani Sharma
Title:     Duly Authorized Signatory

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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COMPASS BANK, as a Lender and Co-Documentation Agent
By: /s/ Peter Lewin
Name:     Peter Lewin
Title:     SVP

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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PNC BANK, NATIONAL ASSOCIATION, as a Lender and Co-Documentation Agent
By: /s/ Britton S. Core
Name: Britton S. Core
Title:     SVP

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender and Co-Documentation Agent
By: /s/ Rafael De Paoli
Name:     Rafael De Paoli
Title:     Senior Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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BANK OF MONTREAL, as a Lender and Co-Documentation Agent
By: /s/ Shahrokh Z. Shah
Name:     Shahrokh Z. Shah
Title:     Managing Director

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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BARCLAYS BANK PLC, as a Lender
By: /s/ Christopher R. Lee
Name:     Christopher R. Lee
Title:     Assistant Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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REGIONS BANK, as a Lender
By: /s/ William Schwarz
Name:     William Schwarz
Title:     Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ John A. Horst
Name:     John A. Horst
Title:     Credit Executive

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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BANK UNITED, as a Lender
By: /s/ Charles J. Klenk
Name:     Charles J. Klenk
Title:     SVP

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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MORGAN STANLEY BANK, N.A., as a Lender
By: /s/ Michael King
Name:     Michael King
Title:     Authorized Signatory

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ Kelly Attayek
Name:     Kelly Attayek
Title:     Banking Officer

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Steven L. Sawyer
Name:     Steven L. Sawyer
Title:     Senior Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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FLORIDA COMMUNITY BANK N.A., as a Lender
By: /s/ Jonathan Simoens
Name:     Jonathan Simoens
Title:     SVP

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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SYNOVUS BANK, as a Lender
By: /s/ Michael Sawicki
Name:     Michael Sawicki
Title:     Corporate Banking

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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BANCO DE SABADELL, S.A. – MIAMI BRANCH, as a Lender
By: /s/ Maurici Llado
Name:     Maurici Llado
Title:     Executive Director

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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SIEMENS FINANCIAL SERVICES, INC., as a Lender
By: /s/ Paul Ramseur
Name: Paul Ramseur
Title: Vice President/Head of Risk Mgt.

By: /s/ Edward N. Parkes IV
Name: Edward N. Parkes IV
Title: Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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BMO HARRIS BANK, N.A., as a Lender
By: /s/ Shahrokh Z. Shah
Name:     Shahrokh Z. Shah
Title:     Managing Director

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender
By: /s/ Christopher Meade
Name:     Christopher Meade
Title:     Vice President

By: /s/ Alexander Birr
Name: Alexander Birr
Title:     Senior Vice President

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page
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SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	USD Commitment	Applicable Percentage (Committed (USD) Facility)	MC Commitment	Applicable Percentage (Committed (MC) Facility)	Term Loan Commitment	Applicable Percentage (Term Loan Facility)
Bank of America, N.A.	$79,075,448.52	9.884431065%	$37,715,416.86	18.857708430%	$36,959,134.62	14.783653850%
SunTrust Bank	$79,075,448.52	9.884431065%	$37,715,416.86	18.857708430%	$36,959,134.62	14.783653850%
General Electric Capital Corporation	$130,000,000.00	16.250000000%	$0.00	0.000000000%	$0.00	0.000000000%
Compass Bank	$46,288,067.43	5.786008429%	$22,077,317.19	11.038658600%	$21,634,615.38	8.653846152%
PNC Bank, National Association	$46,288,067.43	5.786008429%	$22,077,317.19	11.038658600%	$21,634,615.38	8.653846152%
HSBC Bank USA, National Association	$43,716,508.12	5.464563515%	$20,850,799.57	10.425399790%	$20,432,692.31	8.173076924%
Bank of Montreal	$64,567,307.69	8.070913461%	$0.00	0.000000000%	$0.00	0.000000000%
Barclays Bank PLC	$25,715,593.02	3.214449128%	$12,265,176.21	6.132588105%	$12,019,230.77	4.807692308%
Regions Bank	$25,715,593.02	3.214449128%	$12,265,176.21	6.132588105%	$12,019,230.77	4.807692308%
JPMorgan Chase Bank, N.A.	$37,980,769.23	4.747596154%	$0.00	0.000000000%	$12,019,230.77	4.807692308%
Bank United	$37,980,769.23	4.747596154%	$0.00	0.000000000%	$12,019,230.77	4.807692308%
Morgan Stanley Bank, N.A.	$37,980,769.23	4.747596154%	$0.00	0.000000000%	$12,019,230.77	4.807692308%
Branch Banking and Trust Company	$27,082,751.13	3.385343891%	$12,917,248.87	6.458624435%	$0.00	0.000000000%
U.S. Bank National Association	$19,286,694.77	2.410836846%	$9,198,882.16	4.599441080%	$9,014,423.07	3.605769228%
Florida Community Bank N.A.	$24,687,500.00	3.085937500%	$0.00	0.000000000%	$7,812,500.00	3.125000000%
Synovus Bank	$24,687,500.00	3.085937500%	$0.00	0.000000000%	$7,812,500.00	3.125000000%
Banco de Sabadell, S.A. – Miami Branch	$22,788,461.54	2.848557693%	$0.00	0.000000000%	$7,211,538.46	2.884615384%
Siemens Financial Services, Inc.	$20,312,063.34	2.539007918%	$9,687,936.66	4.843968330%	$0.00	0.000000000%
BMO Harris Bank, N.A.	$0.00	0.000000000%	$0.00	0.000000000%	$20,432,692.31	8.173076924%
Israel Discount Bank of New York	$6,770,687.78	0.846335973%	$3,229,312.22	1.614656110%	$0.00	0.000000000%
Total	$800,000,000.00	100.000000000%	$200,000,000.00	100.000000000%	$250,000,000.00	100.000000000%

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